UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 587-6280

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 7, 2018, Ocean Bio-Chem, Inc. (the “Company”) submitted to the Securities and Exchange Commission a Form 8-K (the “Original Form 8-K”) relating to the Company’s acquisition of the assets of Snappy Marine, Inc. (the “Acquisition”), and included, as an exhibit, a copy of a press release relating to the Acquisition. The Company intended to furnish, not file, the Original Form 8-K. However, due to an inadvertent error, the Company provided information under Item 2.01, Completion of Acquisition or Disposal of Assets, when the information should have been provided under Item 7.01, Regulation FD Disclosure (the Company was not required to make a filing under Item 2.01 in connection with the Acquisition). In this regard, the reference to Item 2.01 in the paragraph of the Original Form 8-K beginning with the words, “The information furnished pursuant to Item 2.01 of this Current Report,” is similarly erroneous, and instead should have included a reference to Item 7.01 and Item 9.01. In addition, the description of the Acquisition as “the acquisition of Snappy Marine, Inc.” should have referenced the acquisition of the assets of Snappy Marine, Inc. These errors have been corrected in Item 7.01 of this Amendment No. 1 to the Original Form 8-K.

In all other respects, the text of this report is substantively unchanged.

Item 7.01. Regulation FD Disclosure

On August 6, 2018, Ocean Bio-Chem, Inc. (the “Company”) issued a press release announcing the acquisition of the assets of Snappy Marine, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to Item 7.01 and Item 9.01 of this Current Report, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The Company is furnishing the following exhibit to this Current Report:

The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Press Release, dated August 6, 2018 (previously filed)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN BIO-CHEM, INC.

Date: November 13, 2018	By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas
Chief Financial Officer

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